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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 1996
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                                     ECOLAB INC.
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                (Exact name of registrant as specified in its charter)


                                       Delaware
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                    (State or other jurisdiction of incorporation)



         1-9328                                                 41-0231510
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(Commission File Number)                                     (IRS Employer
                                                             Identification No.)


            Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota         55102
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          (Address of principal executive offices)                  (Zip Code)


Registrant's    telephone    number,    include    area    code:    612-293-2233
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                                   (Not applicable)
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            (Former name or former address, if changed from last report.)

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Item 5.  OTHER EVENTS.

    On December 16, 1996, the Board of Directors of Ecolab Inc. (the "Corporation") approved certain amendments to the Corporation's By-Laws. The following summary of the principal amendments to the Corporation's By-Laws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the amended By-laws which are attached as an exhibit to this Report and incorporated herein by reference.

    Sections 3 and 4 of Article II of the Corporation's By-Laws have been amended to provide for certain advance notice and informational requirements for any new business or any director nomination which a stockholder wishes to propose for consideration at an annual meeting of stockholders. Formerly, the Corporation's By-Laws did not contain any provisions relating to stockholder proposals or nominations of candidates for election as directors. Under the amended By-Laws, a stockholder who wishes to submit such a proposal or nomination must be a stockholder of record both at the time notice of the proposal or nomination is given and as of the record date for the annual meeting in question. Except as noted below, a stockholder's notice, to be timely, must be delivered to the Corporation not less than 90 days nor more than 135 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the event that the annual meeting of stockholders in any year is not within 30 days before or after such an anniversary date, then a stockholder's notice must be delivered to the Corporation not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or was publicly disclosed, whichever first occurs. Additionally, if the number of directors to be elected to the Board of Directors is increased and there is no public disclosure by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to such an anniversary date, then a stockholder's notice will be timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Corporation not later than the close of business on the tenth day following the day on which such public disclosure is first made by the Corporation.

    Sections 3 and 4 of Article II further provide that a stockholder notice must contain certain information intended to identify the stockholder and the nature of the proposal and, in the case of director nominations, information comparable to that required under applicable rules and regulations of the Securities and Exchange Commission. If the Chairman of the annual meeting determines that any stockholder proposal or nomination is not timely made or fails to satisfy the informational requirements, such proposal or nomination will not be considered at the annual meeting.

Nothing in the amended By-Laws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              (3)  By-Laws, as amended through December 16, 1996.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ECOLAB INC.



                             By:  /s/ Kenneth A. Iverson
                                  -------------------------------------
                                  Kenneth A. Iverson
                                  Vice President and Secretary


Dated:   December 16, 1996

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                                    EXHIBIT INDEX

                                                 PAPER (P) OR
    EXHIBIT        DESCRIPTION                   ELECTRONIC (E)
    -------        -----------                   --------------

       (3)         By-Laws, as amended                 E
                   through December 16, 1996



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